UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2015
Babson Capital PARTICIPATION INVESTORS 2015 Annual Report

BABSON CAPITAL PARTICIPATION INVESTORS

Babson Capital Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Babson Capital Management LLC ("Babson Capital") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report, you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 22, 2016 at 1:00 P.M. in Springfield, Massachusetts.

PROXY VOTING POLICIES & PROCEDURES: PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available (1) on the Trust's website at http://www.BabsonCapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

BABSON CAPITAL PARTICIPATION INVESTORS

c / o Babson Capital Management LLC

1500 Main Street

P.O. Box 15189

Springfield, Massachusetts 01115-5189

(413) 226-1516

http://www.BabsonCapital.com/mpv

ADVISER

Babson Capital Management LLC

1500 Main Street, P.O. Box 15189

Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Boston, Massachusetts 02111

COUNSEL TO THE TRUST

Ropes & Gray LLP

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank and Trust Company

Boston, MA 02110

TRANSFER AGENT & REGISTRAR

DST Systems, Inc.

P.O. Box 219086

Kansas City, MO 64121-9086

1-800-647-7374

2015 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/15*

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*

Data for Babson Capital Participation Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value (net of all fees and expenses) assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

1

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2015.

PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2015 was 6.2%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $135,349,634 or $13.10 per share, as of December 31, 2015. This compares to $137,568,919 or $13.35 per share, as of December 31, 2014. The Trust paid a quarterly dividend of $0.27 per share for each of the four quarters of 2015, for a total annual dividend of $1.08 per share. In 2014, the Trust also paid four quarterly dividends of $0.27 per share, for a total annual dividend of $1.08 per share. Net investment income for 2015 was $0.95 per share, including approximately $0.10 per share of non-recurring income, compared to 2014 net investment income of $1.04 per share, which included approximately $0.16 per share of non-recurring income.

The Trust's stock price increased 3.9% during 2015, from $13.23 as of December 31, 2014 to $13.75 as of December 31, 2015. The Trust's stock price of $13.75 as of December 31, 2015 equates to a 5.0% premium over the December 31, 2015 net asset value per share of $13.10. The Trust's average quarter-end premium for the 3-,
5-, and 10-year periods ended December 31, 2015 was 1.5%, 9.3% and 7.6%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2015 are provided for comparison purposes only.

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Rusell 2000 Index

1 Year	6.23%	-4.47%	-4.41%

3 Years	10.23%	1.69%	11.65%

5 Years	11.41%	5.04%	9.19%

10 Years	10.39%	6.69%	6.80%

25 Years	12.44%	9.00%	10.50%

Past performance is no guarantee of future results.

PRIVATE PORTFOLIO ACTIVITY

In 2015, the Trust closed 20 new private placement investments, as well as four "add-on" investments in existing portfolio companies. The 20 new investments were in AFC - Dell Holding Corporation; Animal Supply Company; ASC Holdings, Inc.; Aurora Parts & Accessories LLC; BlueSpire Holding, Inc.; Compass Chemical International LLC; Eagle Family Foods, Inc.; FMH Holdings Corporation; GlynnDevins Acquisition Corporation; Hollandia Produce LLC; Kygen Company; Master Cutlery LLC; MC Sign Holdings LLC; Power Stop Holdings LLC; Randy's Worldwide Automotive; Sunvair Aerospace Group Inc.; Team Drive-Away Holdings LLC; Tristar Global Energy Solutions, Inc.; Westminster Acquisition LLC and York Wall Holding Company. In addition, the Trust added to existing private placement investments in Advanced Manufacturing Enterprises LLC; Hartland Controls Holding Corporation; Merex Holding Corporation and Strahman Holdings Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $27,511,179, which was up 7.6% from the $25,579,289 of new private placement investments made by the Trust in 2014. We are pleased to have generated strong new investment volume for the Trust two years in a row.

2

2015 Annual Report

The Trust's new investment activity in 2015 benefited from high levels of middle market merger and acquisition activity in the first half of the year, and a stable level of activity in the second half of the year. For the full year, middle market buyout volume was flat with 2014, but still at its highest level since 2007. The dark clouds on the horizon, though, continue to be the high purchase prices and leverage levels that have been common in buyout transactions for the last couple of years. Competition for new investment opportunities remains intense, as there continues to be an overabundance of private debt and equity capital looking to be invested. As a result, attractive companies are being aggressively pursued by both buyers and lenders alike. In 2014, average purchase price multiples for small companies were at their highest levels over the past 15 years. In 2015, to our amazement, average purchase price multiples actually increased another approximately 11% over the prior year and reached new record levels. Leverage multiples have also been worrisomely high for several years. Though 2015 leverage levels were flat with the prior year, they are still at their second highest level over the past 15 years.

Though we were very active investors on behalf of the Trust in both 2015 and 2014, we did so, and will continue to do so, cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. In 2015, in the face of these aggressive market conditions, we continued our history of investing in companies at lower than market leverage levels. The average leverage of the Trust's new private placement investments in 2015 was 4.3 times EBITDA, compared to the average market multiple of 5.3 times EBITDA. This approach has served us well over the long term and through all kinds of market cycles.

In addition to strong new investment activity, the condition of the Trust's existing portfolio remained solid throughout the year. Sales and earnings for the Trust's portfolio companies as a whole continued their upward momentum, though at a more moderate level than in 2014. We had more credit upgrades in the portfolio this year than downgrades (based on our internal credit rating system), while the number of companies on our watch list or in default remained at or near the lowest level we have seen over the last eight years.

We had 21 companies exit from the Trust's portfolio during 2015. This is a high level of exit activity for the Trust's portfolio, especially coming on top of the unprecedented 32 exits we experienced in 2014, and is another indicator of how active and aggressive the markets continued to be in 2015. In 18 of these exits, the Trust realized a positive return on its investment. These investments were: ASC Group, Inc.; All Current Holding Company; Arch Global Precision LLC; Arrow Tru-Line Holdings, Inc.; Bravo Sports Holding Corporation; Capital Specialty Plastics, Inc.; CorePharma LLC; Crane Rental Corporation; Eatem Holding Company; EPM Holding Company; MVI Holdings, Inc.; Nicoat Acquisitions LLC; RAJ Manufacturing Holdings LLC; Rose City Holding Company; Spartan Foods Holding Company; Truck Bodies & Equipment International; TruStile Doors, Inc.; and Wheaton Holding Corporation. Three long-standing troubled investments, American Hospice Management Holding LLC; Golden County Foods Holdings, Inc.; and MicroGroup, Inc., were realized in 2015 at a loss. The Trust also benefited from dividends associated with the recapitalizations of five companies during the year.

3

Babson Capital Participation Investors

The level of refinancing activity in the portfolio in 2015 was thankfully down from the high level of refinancings we saw in 2014 and 2013. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are being driven by companies seeking to take advantage of low interest rates and the abundant availability of capital. Unless replaced by new investments, these prepayments reduce net investment income. During 2015, we had 15 portfolio companies fully or partially prepay their debt obligations to the Trust, compared to 20 such prepayments in 2014 and 32 in 2013.

The high level of exit activity in the portfolio this year, along with another year of above-average prepayment activity, was the principal reason that the Trust's net investment income, excluding non-recurring items, declined from $0.88 per share in 2014 to $0.85 per share in 2015.

OUTLOOK FOR 2015

We had a strong fourth quarter of 2015 in terms of new investment closings, and that has carried over into 2016. We have a healthy backlog of deal flow. Surveys of middle market financiers indicate that most expect 2016 to be another active year in terms of deal flow. We did see the pressure on leverage levels and investment returns stabilize as we progressed through 2015, and that also is expected to continue into 2016. As a result, assuming economic conditions remain reasonably stable, we are optimistic about the outlook for new investment activity for the Trust in 2016. We also have a number of portfolio companies that are in the process of being sold and we are hopeful that those exits will once again generate capital gains for the Trust. Rest assured that despite constantly changing market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Babson Capital's seasoned investment management team, positions the Trust well to meet its long-term investment objectives.

While the Trust was able to maintain its $0.27 per share quarterly dividend in 2015 for a total annual dividend of $1.08 per share, we must make note again, as we did in last year's and the 2013 Annual Report, that this dividend level may not be sustainable throughout 2016. The Trust's net investment income per share, excluding non-recurring income, of $0.86 per share in 2015 was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that has occurred over the last three years. Despite two years of robust new investment activity, we have not been able to grow the portfolio enough to offset this ongoing effect. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. In 2015, the Trust earned $0.10 per share of non-recurring income, mostly due to dividend distributions from the recapitalization of a few portfolio companies. In addition, the Trust received $0.15 per share of income from PI Subsidiary Trust, a wholly-owned subsidiary of the Trust. This dividend represents income from investments held by PI Subsidiary Trust. This income has replenished the Trust's earnings carry-forwards and should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2016 we will have to reduce the dividend from the current $0.27 per share quarterly rate. As we move through 2016, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

4

2015 Annual Report

As always, I would like to thank you for your continued interest in and support of Babson Capital Participation Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Springfield on April 22, 2016.

Sincerely,

Michael L. Klofas

President

5

Babson Capital Participation Investors

2015 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/1/2015	0.2700	0.2700	-	-
Regular	8/3/2015	0.2700	0.2700	-	-
Regular	11/4/2015	0.2700	0.2700	-	-
Regular	12/31/2015	0.2700	0.2700	-	-
		$1.0800	$1.0800	$0.0000	$0.0000

Annual Dividend	Qualified for Dividend Received Deduction***		Qualified Dividends****		Interest Earned on U.S. Gov't. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$ 1.08	17.6632%	0.1906	17.6632%	0.1906	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2015

6

BABSON CAPITAL PARTICIPATION INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	8

Consolidated Statement of Operations	9

Consolidated Statement of Cash Flows	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Selected Financial Highlights	12

Consolidated Schedule of Investments	13-43

Notes to Consolidated Financial Statements	44-50

Report of Independent Registered Public Accounting Firm	51

Interested Trustees	52-53

Independent Trustees	54-55

Officers of the Trust	56-57

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $89,790,311)	$91,744,170
Corporate restricted securities at market value
(Cost - $23,143,750)	21,540,141
Corporate public securities at market value
(Cost - $30,962,040)	29,108,582
Short-term securities at amortized cost	3,998,788

Total investments (Cost - $147,894,889)	146,391,681
Cash	6,682,262
Interest receivable	1,613,262
Other assets	26,783

Total assets	154,713,988

Liabilities:
Note payable	15,000,000
Dividend payable	2,788,666
Deferred tax liability	509,088
Tax payable	474,447
Investment advisory fee payable	304,537
Interest payable	27,267
Accrued expenses	260,349

Total liabilities	19,364,354

Total net assets	$135,349,634

Net Assets:
Common shares, par value $.01 per share	$103,283
Additional paid-in capital	95,254,638
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment gain	1,404,388
Accumulated net realized gain on investments	88,310
Net unrealized depreciation of investments	(2,012,296)

Total net assets	$135,349,634

Common shares issued and outstanding (14,787,750 authorized)	10,328,391

Net asset value per share	$13.10

See Notes to Consolidated Financial Statements 8

2015 Annual Report

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest	$11,843,897
Dividends	525,089
Other	100,734

Total investment income	12,469,720

Expenses:
Investment advisory fees	1,266,389
Interest	613,500
Trustees' fees and expenses	249,000
Professional fees	241,512
Reports to shareholders	80,000
Custodian fees	26,064
Other	230,442

Total expenses	2,706,907

Investment income - net	9,762,813

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	502,639
Income tax expense	(341,244)

Net realized gain on investments after taxes	161,395

Net change in unrealized depreciation of investments before taxes	(1,269,025)
Net change in deferred income tax expense	(99,469)

Net change in unrealized depreciation of investments after taxes	(1,368,494)

Net loss on investments	(1,207,099)

Net increase in net assets resulting from operations	$8,555,714

See Notes to Consolidated Financial Statements 9

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2015

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$2,514,360
Purchases of portfolio securities	(42,751,208)
Proceeds from disposition of portfolio securities	43,982,323
Interest, dividends and other income received	11,247,041
Interest expense paid	(613,500)
Operating expenses paid	(2,073,145)
Income taxes paid	(1,315,082)

Net cash provided by operating activities	10,990,789

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,136,360)
Receipts for shares issued on reinvestment of dividends	368,734

Net cash used for financing activities	(10,767,626)

Net increase in cash	223,163
Cash - beginning of year	6,459,099

Cash - end of year	$6,682,262

Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$8,555,714

Decrease in investments	3,431,872
Increase in interest receivable	(133,750)
Increase in other assets	(8,940)
Increase in deferred tax liability	99,469
Decrease in tax payable	(973,838)
Decrease in investment advisory fee payable	(4,993)
Increase in accrued expenses	25,255

Total adjustments to net assets from operations	2,435,075

Net cash provided by operating activities	$10,990,789

See Notes to Consolidated Financial Statements 10

2015 Annual Report

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2015 and 2014

	2015	2014
(Decrease)/Increase in net assets:
Operations:
Investment income - net	$9,762,813	$10,671,491
Net realized gain on investments after taxes	161,395	5,032,760
Net change in unrealized (depreciation)/appreciation of investments after taxes	(1,368,494)	800,181

Net increase in net assets resulting from operations	8,555,714	16,504,432
Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 27,306; 2014 - 56,918)	368,734	751,903
Dividends to shareholders from:
Net investment income (2015 - $1.08 per share; 2014 - $0.96 per share)	(11,143,733)	(9,866,694)
Net realized gains (2015 - $0.00 per share; 2014 - $0.12 per share)	-	(1,236,130)

Total (decrease)/increase in net assets	(2,219,285)	6,153,511
Net assets, beginning of year	137,568,919	131,415,408

Net assets, end of year (in cluding undistributed net investment income of $1,404,388 and $756,779, respectively)	$135,349,634	$137,568,919

See Notes to Consolidated Financial Statements 11

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2015		2014	2013		2012	2011
Net asset value:
Beginning of year	$13.35		$12.83	$12.56		$11.90	$11.89

Net investment income (a)	0.95		1.04	1.00		1.08	1.14
Net realized and unrealized gain (loss) on investments	(0.12)		0.57	0.35		0.64	0.08

Total from investment operations	0.83		1.61	1.35		1.72	1.22

Dividends from net investment income to common shareholders	(1.08)		(0.96)	(1.08)		(1.04)	(1.23)
Dividends from realized gain on investments to common shareholders	-		(0.12)	-		(0.04)	(0.00	) (b)
Increase from dividends reinvested	(0.00	) (b)	(0.01)	(0.00	) (b)	0.02	0.02

Total dividends	(1.08)		(1.09)	(1.08)		(1.06)	(1.21)

Net asset value: End of year	$13.10		$13.35	$12.83		$12.56	$11.90

Per share market value: End of year	$13.75		$13.23	$12.88		$13.91	$15.85

Total investment return
Net asset value (c)	6.23%		13.61%	10.97%		15.89%	10.56%
Market value (c)	12.66%		12.54%	0.47%		(4.54% )	24.16%
Net assets (in millions):
End of year	$135.35		$137.57	$131.42		$127.87	$120.32
Ratio of total expenses to average net assets	2.17%		2.84%	2.15%		2.83%	2.18%
Ratio of operating expenses to average net assets	1.49%		1.49%	1.51%		1.51%	1.42%
Ratio of interest expense to average net assets	0.44%		0.45%	0.47%		0.49%	0.56%
Ratio of income tax expense to average net assets (d)	0.24%		0.90%	0.17%		0.83%	0.20%
Ratio of net investment income to average net assets	6.95%		7.82%	7.77%		8.82%	9.33%
Portfolio turnover	30%		32%	30%		34%	21%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)

Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)

As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,023	$10,171	$9,761	$9,525	$9,021

See Notes to Consolidated Financial Statements 12

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

Corporate Restricted Securities - 83.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Private Placement Investments - 67.78%: (C)
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$691,141	10/17/12	$682,322	$684,361
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	27,786
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	129,038

			795,956	841,185

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$420,000	05/15/08	413,944	405,300
13% Senior Subordinated Note due 12/20/2016 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	-

			894,225	405,300

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$181,818	08/01/12	169,602	181,151
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	234,643
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	39,763

			337,048	455,557

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	-	-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	101,375

* 12/07/12, 07/11/13 and 06/30/15.

See Notes to Consolidated Financial Statements 13

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	152 shs.	12/27/07	$75,131	$329,332
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	60,280

			96,731	389,612

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$1,191,371	03/27/15	1,170,127	1,193,480
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	113,005
Common Stock (B)	346 shs.	03/27/15	346	-

			1,282,627	1,306,485

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,461,290	11/18/14	1,436,396	1,419,301
Limited Liability Company Unit	288 uts.	11/18/14	288,000	254,163

			1,724,396	1,673,464

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	325,930

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
10.5% Second Lien Term Loan due 09/17/2019	$1,759,500	03/30/15	1,738,028	1,667,528

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,704,573	*	1,683,098	1,705,883
Limited Partnership Interest	524 uts.	08/01/14	523,950	582,735

* 05/21/13 and 08/01/14.			2,207,048	2,288,618

See Notes to Consolidated Financial Statements 14

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$741,243	11/19/15	$726,654	$738,696
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	111,100

			837,754	849,796

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,486,821	1,493,514
Preferred Stock (B)	210 shs.	08/17/15	209,390	211,810
Common Stock (B)	210 shs.	08/17/15	210	6,304

			1,696,421	1,711,628

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2020 (D)	$500,587	07/31/14	491,228	-
Limited Liability Company Unit	45,504 uts.	*	-	-

* 07/31/14 and 10/14/15.			491,228	-

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$218,440	10/12/12	216,102	218,440
13% Senior Subordinated Note due 09/30/2019	$328,122	10/12/12	312,660	328,122
Common Stock (B)	51,064 shs.	10/12/12	51,064	170,614
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	67,545

			600,042	784,721

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$1,579,984	06/30/15	1,550,432	1,564,538
Common Stock (B)	1,417 shs.	06/30/15	156,800	136,068

			1,707,232	1,700,606

See Notes to Consolidated Financial Statements 15

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	$41,667	$204,100
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	237,475

			208,333	441,575

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,351,781	1,426,731
Preferred Stock (B)	1,350 shs.	*	134,972	156,778
Preferred Stock (B)	489 shs.	*	48,721	56,823
Common Stock (B)	140 shs.	*	14,864	71,486
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	29,693

* 05/09/13 and 11/01/13.			1,555,768	1,741,511

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$768,108	01/19/11	750,906	768,108
14% Senior Subordinated Note due 08/03/2019	$200,893	08/03/12	198,522	200,893
Common Stock (B)	375 shs.	01/19/11	37,500	51,267
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	40,298

			1,016,178	1,060,566

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$189,983	03/26/12	186,877	176,636
10% Senior Subordinated Note due 09/15/2099	$6,492	09/15/14	6,492	5,877
Common Stock (B)	1,327 shs.	*	132,700	33,940
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	1,458

* 03/26/12, 05/25/12 and 06/19/12.			331,809	217,911

See Notes to Consolidated Financial Statements 16

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$1,597,807	10/01/14	$1,570,216	$1,557,101
Common Stock (B)	1,568 shs.	10/01/14	156,818	70,137

			1,727,034	1,627,238

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	583,710

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/04/2020	$1,519,729	03/04/15	1,493,444	1,465,524
Limited Liability Company Unit (B)	230 uts.	03/04/15	230,000	231,613

			1,723,444	1,697,137

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	98,695
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	74,975
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	829,401
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	90,451

			142,369	1,093,522

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,258,694	11/22/13	1,241,062	1,226,648
Common Stock (B)	78 shs.	11/22/13	443,182	418,899

			1,684,244	1,645,547

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/26/09	156,468	258,965
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	189,205
Common Stock (B)	38 shs.	10/26/09	38,244	174,528
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	127,519

			324,821	750,217

See Notes to Consolidated Financial Statements 17

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,376,228	05/04/12	$1,360,840	$1,366,850
Preferred Stock (B)	25 shs.	05/04/12	252,434	318,596
Common Stock (B)	25 shs.	05/04/12	28,048	65,768

			1,641,322	1,751,214

Dunn Paper
A provider of specialty paper for niche product applications.
Preferred Stock (B)	261 shs.	12/30/14	261,364	484,324

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 06/30/2016	$1,725,000	12/22/15	1,699,137	1,699,198

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,304,540	11/21/14	1,279,058	1,330,630
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	84,586

			1,350,933	1,415,216

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$954,941	04/04/14	940,783	944,174
Common Stock (B)	31 shs.	04/04/14	77,533	83,727

			1,018,316	1,027,901

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	304,923

See Notes to Consolidated Financial Statements 18

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	$58,345	$72,806
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	127,251

			75,418	200,057

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	-	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	147,619
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	18,507
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	16,329
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	29,812

			105,046	292,826

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$1,443,937	05/01/15	1,418,206	1,472,816
Common Stock (B)	148 shs.	05/01/15	148,096	222,163

			1,566,302	1,694,979

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	122,056

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	93,122
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	54,006

			76,687	147,128

See Notes to Consolidated Financial Statements 19

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$1,593,920	03/27/14	$1,569,393	$1,558,982
Common Stock (B)	15,500 shs.	03/27/14	155,000	150,634

			1,724,393	1,709,616

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$1,195,922	03/27/13	1,181,378	1,151,484
Common Stock (B)	1,181 shs.	03/27/13	118,110	124,500

			1,299,488	1,275,984

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$788,872	06/19/15	774,317	779,239
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	72,275
Common Stock (B)	342 shs.	06/19/15	2,945	10,573

			847,945	862,087

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	228,234

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	688,523	700,325
Common Stock (B)	846 shs.	02/05/14	84,636	91,848
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	43,101

			809,975	835,274

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,500	12/19/14	1,411,934	1,397,151
Limited Liability Company Unit Preferred (B)	288 uts.	12/19/14	287,500	248,794
Limited Liability Company Unit Common Class A (B)	2,875 uts.	12/19/14	-	-

			1,699,434	1,645,945

See Notes to Consolidated Financial Statements 20

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,089,948	02/14/14	$1,073,759	$1,111,747
12% Senior Subordinated Note due 08/14/2019	$431,250	06/22/15	427,382	428,259
Preferred Stock Series A (B)	1,208 shs.	02/14/14	120,857	124,176
Common Stock (B)	821 shs.	02/14/14	822	148,667

			1,622,820	1,812,849

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	51,724	92,780

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$1,584,049	01/17/14	1,560,819	1,562,480
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	71,035

			1,662,382	1,633,515

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$703,125	04/15/13	678,000	695,790
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	285,582
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	46,023

			944,719	1,027,395

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$1,293,750	12/30/15	1,267,895	1,295,128

See Notes to Consolidated Financial Statements 21

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	$-	$-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-

			-	-

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$1,098,837	08/19/08	1,086,891	1,073,240
Common Stock (B)	251 shs.	08/19/08	251,163	24,726
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	6,391

			1,398,287	1,104,357

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$1,199,374	09/27/12	1,184,521	1,199,374
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	153,305
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	62,288

			1,298,157	1,414,967

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	93 shs.	10/27/11	77,462	213,024

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$1,075,950	11/10/14	1,057,541	1,062,642
Common Stock (B)	2,300 shs.	11/10/14	230,000	167,882

			1,287,541	1,230,524

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	202,365

See Notes to Consolidated Financial Statements 22

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	$165,000	$270,501
Preferred Stock B (B)	0.06 shs.	12/20/10	-	98
Common Stock	33 shs.	12/20/10	1,667	-
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	81,434

			272,310	352,033

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$1,107,473	12/11/13	1,091,726	1,118,547
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	611,794	772,311

			1,703,520	1,890,858

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$1,106,302	12/05/12	1,092,245	941,299
Limited Liability Company Unit (B)	1,038,805 uts.	12/05/12	232,207	33,619

			1,324,452	974,918

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	-	-
Preferred Stock Series B	29 shs.	12/23/11	-	-
Common Stock	163 shs.	*	6,522	130,977

* 12/23/11 and 06/30/14.			6,522	130,977

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	71,053	89,954
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	55,198

			108,924	145,152

See Notes to Consolidated Financial Statements 23

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	$-	$71,912
Common Stock (B)	353 shs.	07/15/08	285,619	471,490

			285,619	543,402

Kyjen Company
A designer and distributer of branded and private label dog toys and accessories primarily in the US.
13% Senior Subordinated Note due 10/14/2021	$1,296,481	10/14/15	1,271,227	1,283,005

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$881,423	04/17/15	871,919	867,223
Limited Liability Company Unit	5 uts.	04/17/15	678,329	484,120

			1,550,248	1,351,343

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	266,790
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	37,353

* 05/04/07 and 01/02/08.			189,262	304,143

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$419,971	01/15/10	399,815	396,267
15% Senior Subordinated Note due 01/15/2018	$116,698	10/05/10	115,868	105,727
Common Stock (B)	35 shs.	10/05/10	35,400	52,191
Common Stock Class B (B)	118 shs.	01/15/10	117,647	173,456
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	153,508

			763,309	881,149

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$762,570	09/22/15	747,842	755,391
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	93,380

			849,342	848,771

See Notes to Consolidated Financial Statements 24

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	$ 66 uts.	08/29/08	$46,152	$92,560
Common Unit Class A (B)	671 uts.	08/29/08	671	187,378
Common Unit Class B (B)	263 uts.	08/29/08	63,564	73,507

			110,387	353,445

Merex Holding Corporation

A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019	$454,295	09/22/11	449,013	434,348
15% Senior Subordinated Note due 04/30/2022	$23,839	08/18/15	23,839	21,455
Limited Liability Company Unit Series A (B)	228 uts.	05/07/14	14,760	2,934
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	40,515
Common Stock Class A (B)	1,859 shs.	08/18/15	-	23,920

			643,557	523,172

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,095,638	09/30/14	1,076,647	1,089,803
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	230,816

			1,296,192	1,320,619

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,283,895	11/02/12	1,267,841	1,280,138
Common Stock (B)	45 shs.	11/02/12	44,643	35,004

			1,312,484	1,315,142

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	1,332,865 shs.	12/10/14	1,312,872	1,332,865

See Notes to Consolidated Financial Statements 25

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$991,716	11/30/10	$982,997	$991,716
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	-	96,887
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	-	8,786

			982,997	1,097,389

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	216,802

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	809,408	751,543
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	-
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	43,323
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	104,835

* 12/18/08 and 09/30/09.			1,665,969	899,701

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	210,993
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	2,605 shs.	*	260,479	315,847

* 07/09/09 and 08/09/10.			434,485	526,840

See Notes to Consolidated Financial Statements 26

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	554 shs.	06/04/10	$55,354	$81,022
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	-
Common Stock (B)	344 shs.	06/04/10	344	-

			86,823	81,022

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	1,235,800
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	41,907
Common Stock (B)	21,462 shs.	05/22/09	993,816	-

			1,342,900	1,277,707

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	17,785

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,051,446	07/31/14	1,034,714	1,030,333
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	122,298

			1,182,810	1,152,631

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,580,636	1,604,244
Limited Liability Company Unit Preferred (B)	1,149 uts.	05/29/15	114,900	118,829
Limited Liability Company Unit Common (B)	1,149 uts.	05/29/15	-	36,331

			1,695,536	1,759,404

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,143,844	11/20/14	1,124,789	1,161,045
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	359,418

			1,297,289	1,520,463

See Notes to Consolidated Financial Statements 27

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	$1,115,616	$1,114,999
Common Stock (B)	118 shs.	05/12/15	118,476	128,035

			1,234,092	1,243,034

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	253,399

* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	115,433
Common Stock (B)	983 shs.	03/30/12	9,830	144,800

			93,750	260,233

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	213,021
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	87,031

			103,825	300,052

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	343,749
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	87,072

* 08/31/07 and 03/06/08.			328,729	430,821

See Notes to Consolidated Financial Statements 28

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	$726,147	$-
Common Stock (B)	841 shs.	10/18/13	84,100	-
			810,247	-

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,042,794	1,060,928
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	289,320
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	48,308
			1,231,755	1,398,556
Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017	$1,217,936	*	1,194,150	1,096,143
16% Senior Subordinated PIK Note due 12/14/2017	$114,765	08/17/12	113,138	103,289
Common Stock (B)	38 shs.	12/14/10	38,168	27,632
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	26,966
* 12/14/10 and 08/17/12.			1,269,567	1,150,741

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$1,215,600	07/31/15	1,192,985	1,200,550
Common Stock (B)	68 shs.	07/31/15	78,150	80,382
			1,271,135	1,280,932
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$2,324,707	09/02/08	2,281,743	2,324,707
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	-
Redeemable Preferred Stock Series A (B)	678 shs.	10/03/08	6,630	-
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	-
			2,373,712	2,324,707

See Notes to Consolidated Financial Statements 29

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$766,700	10/15/15	$751,783	$760,277
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	95,800
			847,583	856,077
Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$770,572	12/05/13	-	732,043
15% Senior Subordinated Note due 12/05/2020 (D)	$46,798	12/05/13	219,203	37,438
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	-	-
			219,203	769,481
Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2016 (D)	$938,651	10/31/07	909,276	-
Common Stock (B)	110 shs.	10/31/07	110,430	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	-
			1,066,086	-

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$1,552,392	07/05/13	1,532,165	1,552,392
Limited Liability Company Unit Preferred Class A (B)	147,727 shs.	07/05/13	147,727	195,677
			1,679,892	1,748,069

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$1,126,399	01/23/15	1,106,843	1,052,308

See Notes to Consolidated Financial Statements 30

2015 Annual Report

 CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	$184,266	$-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	238,409
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			923,711	238,409

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	533,713

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	867,531	840,466
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	840,466

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$371,754	08/03/15	364,902	366,471
Limited Liability Company Unit (B)	370,241 uts.	08/03/15	370,241	460,219
			735,143	826,690

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	205 shs.	12/16/10	205,480	211,223
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	56,763
			254,814	267,986

See Notes to Consolidated Financial Statements 31

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$942,885	11/03/11	$933,846	$942,885
Common Stock	1,500 shs.	11/03/11	150,000	226,537
			1,083,846	1,169,422

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$1,560,596	03/04/15	1,532,758	1,487,036
Common Stock (B)	1,835 shs.	03/04/15	183,500	126,695
			1,716,258	1,613,731

Total Private Placement Investments (E)			$89,790,311	$91,744,170

See Notes to Consolidated Financial Statements 32

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 15.92%:

Bonds - 15.92%
Amsted Industries	5.375%	09/15/24	$240,000	$240,000	$235,200
ArcelorMittal	6.125	06/01/18	500,000	506,890	457,500
Asbury Automotive Group, Inc.	6.000	12/15/24	323,000	336,516	333,498
Belden Inc.	5.250	07/15/24	210,000	210,000	193,200
California Resources Corporation	8.000	12/15/22	295,000	368,318	155,244
CCOH Safari, LLC	5.750	02/15/26	500,000	500,000	501,250
Cimpress N.V.	7.000	04/01/22	500,000	485,427	480,000
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	408,000
Consolidated Energy Finance S.A.	6.750	10/15/19	447,000	443,131	427,310
Cornerstone Chemical Company	9.375	03/15/18	375,000	380,087	339,375
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	323,175
Dean Foods	6.500	03/15/23	329,000	329,000	342,160
Endo Finance LLC	5.375	01/31/23	500,000	491,205	490,000
Family Tree Escrow, LLC	5.750	03/01/23	156,000	156,000	161,460
First Data Corporation	5.000	01/15/24	406,000	406,000	403,970
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	402,042
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	541,400
GE Capital International Funding, LLC	2.342	11/15/20	413,000	412,305	409,556
Harron Communications, L.P.	9.125	04/01/20	250,000	268,669	264,375
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	129,540
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	278,050
H.J. Heinz Company	4.875	02/15/25	300,000	300,000	318,893
HP Enterprise Company	4.900	10/15/25	500,000	498,597	490,307
Huntington Ingalls Industries	5.000	12/15/21	500,000	500,000	509,375
International Wire Group	8.500	10/15/17	500,000	516,586	511,250
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	522,500
Jupiter Resources Inc.	8.500	10/01/22	500,000	474,459	200,000
OPE KAG Finance Sub	7.875	07/31/23	500,000	523,405	496,875
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	680,581	656,369
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	480,000
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	342,500
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	443,365
Moog Inc.	5.250	12/01/22	500,000	503,752	505,000
MPLX LP	4.875	12/01/24	500,000	500,000	448,750

See Notes to Consolidated Financial Statements 33

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Murry Energy Corporation	11.250%	04/15/21	$500,000	$485,627	$91,250
Netflix, Inc.	5.500	02/15/22	299,000	299,000	306,475
Nielsen Finance LLC	5.000	04/15/22	271,000	272,823	267,613
Numericable Group SA	4.875	05/15/19	240,000	240,000	237,900
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	753,750
Paragon Offshore plc.	6.750	07/15/22	500,000	173,286	70,000
Penske Corporation	4.875	07/11/22	500,000	498,438	520,047
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	624,000
Sabre GLBL, Inc.	5.375	04/15/23	500,000	494,372	497,500
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	120,628
Safway Group Holding LLC/ Finance Corporation	7.000	05/15/18	250,000	250,000	249,375
Sirius XM Radio Inc.	5.875	10/01/20	445,000	445,000	466,138
TeamHealth Holdings Inc	7.250	12/15/23	115,000	115,000	119,025
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	454,850
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	494,075
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	154,000
Univision Communications, Inc.	5.125	02/15/25	419,000	424,761	398,050
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	196,040
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,537	249,375
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	504,317	486,250
VRX Escrow Corp.	6.125	04/15/25	382,000	382,000	340,935
Welltec A/S	8.000	02/01/19	375,000	370,987	351,563
West Corporation	5.375	07/15/22	500,000	491,474	431,250
XPO Logistics, Inc.	7.875	09/01/19	451,000	464,200	458,563
Total Bonds				23,143,750	21,540,141

Common Stock - 0.00%
TherOX, Inc. (B)			26	-	-
Touchstone Health Partnership (B)			292	-	-
Total Common Stock				-	-

Total Rule 144A Securities				23,143,750	21,540,141

Total Corporate Restricted Securities				$112,934,061	$113,284,311

See Notes to Consolidated Financial Statements 34

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Public Securities - 21.51%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.12%
Aquilex Holdings LLC	5.000%	12/31/20	$167,977	$167,674	$159,578
Total Bank Loans				167,674	159,578

Bonds - 21.39%
Accuride Corp	9.500	08/01/18	500,000	490,478	415,000
ADT Corporation	6.250	10/15/21	500,000	514,616	522,275
Alcoa, Inc.	6.150	08/15/20	600,000	619,413	619,499
Ally Financial, Inc.	5.500	02/15/17	750,000	754,414	772,500
Anglogold Holdings PLC	5.375	04/15/20	600,000	603,331	528,600
Anixter, Inc.	5.125	10/01/21	165,000	165,000	165,000
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	316,000
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	435,600
Bank of America Corporation	4.000	04/01/24	500,000	498,402	511,357
Bonanza Creek Energy, Inc.	5.750	02/01/23	500,000	500,000	260,000
Brunswick Corporation	7.125	08/01/27	500,000	504,263	530,000
California Resources Corporation	6.000	11/15/24	111,000	111,000	33,855
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	499,540	425,000
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	485,116	513,750
Clearwater Paper Corporation	4.500	02/01/23	500,000	496,174	470,000
Commercial Metals Company	4.875	05/15/23	750,000	751,233	622,500
CVR Refining LLC	6.500	11/01/22	350,000	340,163	339,500
DaVita Healthcare Partners, Inc.	5.000	05/01/25	500,000	482,654	482,500
D.R. Horton, Inc.	4.000	02/15/20	500,000	500,000	502,850
Duke Realty Limited Partnership	3.875	10/15/22	500,000	503,267	502,303
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,771	611,000
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	132,800
Frontier Communications Corporation	6.875	01/15/25	500,000	490,974	411,875
General Electric Capital Corporation	5.500	01/08/20	144,000	143,729	161,505
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	503,750
HealthSouth Corporation	7.750	09/15/22	284,000	284,479	295,360
Hertz Corporation	6.750	04/15/19	220,000	218,232	224,730
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	777,187
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	340,000
Hospital Corporation of America	5.375	02/01/25	100,000	101,729	98,750
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	470,725
Icahn Enterprises L.P.	6.000	08/01/20	600,000	608,843	605,040

See Notes to Consolidated Financial Statements 35

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Jabil Circuit, Inc.	4.700%	09/15/22	$500,000	$499,980	$485,000
Johnson Controls, Inc.	5.500	01/15/16	500,000	499,229	500,541
Kindred Healthcare, Inc.	8.750	01/15/23	500,000	500,000	460,000
Kraft Foods, Inc.	5.375	02/10/20	500,000	508,219	555,434
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,277	482,468
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	164,800
Lazard Group LLC	4.250	11/14/20	500,000	498,804	517,888
Lennar Corporation	4.500	11/15/19	250,000	250,453	254,219
Lennar Corporation	4.750	11/15/22	375,000	370,583	371,813
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	358,517	356,125
Masco Corporation	7.125	03/15/20	350,000	349,999	404,250
MasTec, Inc.	4.875	03/15/23	500,000	491,666	432,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	920,000
Morgan Stanley	5.500	01/26/20	500,000	498,713	550,456
NBC Universal Media LLC	5.150	04/30/20	500,000	499,622	558,288
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	426,000
Omnova Solutions, Inc.	7.875	11/01/18	450,000	454,491	441,000
Orbital ATK, Inc.	5.250	10/01/21	500,000	500,000	502,500
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,302	125,000
Precision Drilling Corporation	6.625	11/15/20	250,000	255,028	195,000
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,375	529,994
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	446,250
Sally Beauty Holdings, Inc.	5.625	12/01/25	197,000	197,000	198,970
Sanchez Energy Corporation	6.125	01/15/23	500,000	346,884	270,000
Sprint Corporation	7.125	06/15/24	155,000	155,000	111,794
Sprint Nextel Corporation	6.000	12/01/16	500,000	502,883	499,063
Steelcase, Inc.	6.375	02/15/21	500,000	505,118	547,422
Stone Energy Corporation	7.500	11/15/22	500,000	512,273	165,000
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	405,000
Tech Data Corporation	3.750	09/21/17	500,000	502,718	505,972
Time Warner Cable, Inc.	5.000	02/01/20	500,000	495,176	529,281
T-Mobile USA Inc.	6.464	04/28/19	340,000	341,625	350,139
Tyson Foods, Inc.	4.500	06/15/22	500,000	511,664	532,182
Weatherford International	4.500	04/15/22	500,000	515,126	360,000
William Lyon Homes	7.000	08/15/22	500,000	500,000	501,250
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	280,500

See Notes to Consolidated Financial Statements 36

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Xerium Technologies, Inc.	8.875%	06/15/18	$416,000	$427,819	$407,732
Total Bonds				30,794,365	28,944,642

Common Stock - 0.00%
Nortek, Inc. (B)			100	1	4,362
Total Common Stock				1	4,362

Total Corporate Public Securities				$30,962,040	$29,108,582

See Notes to Consolidated Financial Statements 37

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 2.95%
Commonwealth Edison	0.800%	01/05/16	$2,000,000	$1,999,371	$1,999,371
South Carolina Electric & Gas Company	0.776	01/15/16	2,000,000	1,999,417	1,999,417
Total Short-Term Security				$3,998,788	$3,998,788
Total Investments	108.16%			$147,894,889	$146,391,681

Other Assets	6.15				8,322,307
Liabilities	(14.31)				(19,364,354)
Total Net Assets	100.00%				$135,349,634

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2015, the values of these securities amounted to $91,744,170 or 67.78% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

See Notes to Consolidated Financial Statements 38

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE & DEFENSE - 3.53%		Janus Group Holdings LLC	$1,890,858
FMH Holdings Corporation	$1,694,979	Masco Corporation	404,250
Huntington Ingalls Industries	509,375	Nortek, Inc.	4,362
Merex Holding Corporation	523,172	Pearlman Enterprises, Inc.	1,277,707
Orbital ATK, Inc.	502,500	Signature Systems Holding Company	300,052
Sunvair Aerospace Group Inc.	1,280,932	Sunrise Windows Holding Company	1,150,741
Whitcraft Holdings, Inc.	267,986	Torrent Group Holdings, Inc.	769,481
	4,778,944	Wellborn Forest Holding Company	840,466
			8,926,535
AIRLINES - 0.34%
XPO Logistics, Inc.	458,563
		CABLE & SATELLITE - 2.38%
		CCO Holdings Capital Corporation	513,750
AUTOMOTIVE - 8.33%		CCOH Safari, LLC	501,250
Accuride Corp	415,000	Harron Communications, L.P.	264,375
Aurora Parts & Accessories LLC	1,711,628	Numericable Group SA	237,900
CG Holdings Manufacturing Company	1,741,511	Time Warner Cable, Inc.	529,281
DPL Holding Corporation	1,751,214	Unitymedia KabelBW GmbH	494,075
Grakon Parent	228,234	UPCB Finance IV Limited	196,040
J A C Holding Enterprises, Inc.	352,033	Virgin Media Secured Finance PLC	486,250
J.B. Poindexter Co., Inc.	522,500		3,222,921
K & N Parent, Inc.	130,977
Meritor, Inc.	920,000	CHEMICALS - 3.48%
Moog Inc.	505,000	Compass Chemical International LLC	1,697,137
Power Stop Holdings LLC	1,759,404	Consolidated Energy Finance S.A.	427,310
Randy's Worldwide Automotive	1,243,034	Cornerstone Chemical Company	339,375
	11,280,535	LBC Tank Terminals Holding Netherlands B.V.	656,369
BANKING - 0.79%		Omnova Solutions, Inc.	441,000
Bank of America Corporation	511,357	Polytex Holdings LLC	1,152,631
Morgan Stanley	550,456		4,713,822
	1,061,813
BROKERAGE, ASSET MANAGERS &		CONSTRUCTION MACHINERY - 0.49%
EXCHANGES - 1.18%		A W X Holdings Corporation	405,300
Icahn Enterprises L.P.	1,075,765	Safety Infrastructure Solutions	260,233
Lazard Group LLC	517,888		665,533
	1,593,653
BUILDING MATERIALS - 6.60%		CONSUMER CYCLICAL SERVICES - 2.74%
ACP Cascade Holdings LLC	-	CHG Alternative Education Holding Company	1,060,566
ARI Holding Corporation	2,288,618	Church Services Holding Company	217,911

See Notes to Consolidated Financial Statements 39

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

Cimpress N.V.	$480,000	Forum Energy Technologies	$132,800
PPC Event Services	1,520,463	G C Holdings	122,056
West Corporation	431,250	Ideal Tridon Holdings, Inc.	213,024
	3,710,190	K P I Holdings, Inc.	543,402
		Motion Controls Holdings	1,097,389
CONSUMER PRODUCTS - 11.17%		NABCO, Inc.	216,802
AMS Holding LLC	325,930	NetShape Technologies, Inc.	899,701
Animal Supply Company	1,667,528	Strahman Holdings Inc	1,398,556
Blue Wave Products, Inc.	784,721		9,395,242
gloProfessional Holdings, Inc.	1,275,984	ELECTRIC - 3.27%
GTI Holding Company	835,274	Commonwealth Edison	1,999,371
Handi Quilter Holding Company	1,645,945	NRG Energy, Inc.	426,000
HHI Group, LLC	1,633,515	South Carolina Electric & Gas Company	1,999,417
HP Enterprise Company	490,307		4,424,788
K N B Holdings Corporation	145,152	FINANCE COMPANIES - 0.12%
Kyjen Company	1,283,005	General Electric Capital Corporation	161,505
Manhattan Beachwear Holding Company	881,149
MasTec, Inc.	432,500	FINANCIAL OTHER - 1.02%
Master Cutlery LLC	1,351,343	Ally Financial, Inc.	772,500
Perry Ellis International, Inc.	125,000	GE Capital International Funding, LLC	409,556
Prestige Brands Holdings, Inc.	624,000	Insurance Claims Management, Inc.	202,365
Transpac Holding Company	-		1,384,421
York Wall Holding Company	1,613,731	FOOD & BEVERAGE - 9.78%
	15,115,084	1492 Acquisition LLC	841,185
		B&G Foods, Inc.	435,600
DIVERSIFIED MANUFACTURING - 6.94%		Dean Foods	342,160
ABC Industries, Inc.	455,557	Eagle Family Foods, Inc.	1,699,198
Advanced Manufacturing Enterprises LLC	101,375	F F C Holding Corporation	200,057
Airxcel Holdings	1,673,464	GenNx Novel Holding, Inc.	1,709,616
Amsted Industries	235,200	H.J. Heinz Company	318,893
Belden Inc.	193,200	Hollandia Produce LLC	1,295,128
BP SCI LLC	441,575	Hospitality Mints Holding Company	1,104,357
CTP Transportation Products, LLC	323,175	Impact Confections	1,230,524
Custom Engineered Wheels, Inc.	750,217	JMH Investors LLC	974,918
E S P Holdco, Inc.	304,923	Kraft Foods, Inc.	555,434
F G I Equity LLC	292,826	Tyson Foods, Inc.	532,182

See Notes to Consolidated Financial Statements 40

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

Westminster Acquisition LLC	$826,690	MEG Energy Corporation	$342,500
WP Supply Holding Corporation	1,169,422	Precision Drilling Corporation	195,000
	13,235,364	Sanchez Energy Corporation	270,000
GAMING - 1.22%		Stone Energy Corporation	165,000
CTM Holding, Inc.	1,645,547		1,643,744

HEALTHCARE - 6.10%		INDUSTRIAL OTHER - 10.98%
DaVita Healthcare Partners, Inc.	482,500	ADT Corporation	522,275
ECG Consulting Group	1,415,216	Advanced Technologies Holdings	389,612
GD Dental Services LLC	147,128	AFC - Dell Holding Corporation	1,306,485
HCA Holdings, Inc.	503,750	Aquilex Holdings LLC	159,578
Healthcare Direct Holding Company	92,780	Brunswick Corporation	530,000
HealthSouth Corporation	295,360	Clough, Harbour and Associates	583,710
Hospital Corporation of America	98,750	Connecticut Electric, Inc.	1,093,522
Kindred Healthcare, Inc.	460,000	Hartland Controls Holding Corporation	1,812,849
Laboratory Corporation of America Holdings	482,468	Hi-Rel Group LLC	1,027,395
Lifepoint Hospitals, Inc.	356,125	HVAC Holdings, Inc.	1,414,967
MedSystems Holdings LLC	353,445	International Wire Group	511,250
Qwest Diagnostic, Inc.	529,994	Johnson Controls, Inc.	500,541
Synteract Holdings Corporation	2,324,707	Mail Communications Group, Inc.	304,143
TeamHealth Holdings Inc	119,025	MC Sign Holdings LLC	848,771
TherOX, Inc.	-	Nielsen Finance LLC	267,613
Touchstone Health Partnership	-	Northwest Mailing Services, Inc.	526,840
Valeant Pharmaceuticals International	249,375	O E C Holding Corporation	81,022
VRX Escrow Corp.	340,935	Safway Group Holding LLC/Finance Corporation	249,375
	8,251,558	Smart Source Holdings LLC	430,821
HOME CONSTRUCTION - 1.20%		SMB Machinery Holdings, Inc.	-
D.R. Horton, Inc.	502,850	Steelcase, Inc.	547,422
Lennar Corporation	626,032	Tranzonic Holdings LLC	1,748,069
William Lyon Homes	501,250		14,856,260
	1,630,132	LODGING - 0.57%
		Hilton Worldwide Holdings, Inc.	777,187

INDEPENDENT - 1.21%		MEDIA & ENTERTAINMENT - 4.72%
Antero Resources Corporation	316,000	BlueSpire Holding, Inc.	1,700,606
California Resources Corporation	155,244	GlynnDevins Acquisition Corporation	862,087
Jupiter Resources Inc.	200,000	HOP Entertainment LLC	-

See Notes to Consolidated Financial Statements 41

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value
Lamar Media Corp.	$164,800	PACKAGING - 0.80%
Money Mailer	1,332,865	ASC Holdings, Inc.	$849,796
NBC Universal Media LLC	558,288	Vitex Packaging Group, Inc.	238,409
Netflix, Inc.	306,475		1,088,205
R.R. Donnelley & Sons Company	446,250	PAPER - 1.01%
Sirius XM Radio Inc.	466,138	Clearwater Paper Corporation	470,000
Univision Communications, Inc.	552,050	Dunn Paper	484,324
	6,389,559	Xerium Technologies, Inc.	407,732
METALS & MINING - 1.71%			1,362,056
Alcoa, Inc.	619,499	PHARMACEUTICALS - 3.38%
Anglogold Holdings PLC	528,600	Clarion Brands Holding Corp.	1,627,238
ArcelorMittal	457,500	Endo Finance LLC	490,000
Commercial Metals Company	622,500	ERG Holding Company LLC	1,027,901
Murry Energy Corporation	91,250	Forest Laboratories, Inc.	943,442
	2,319,349	Mallinckrodt PLC	480,000
MIDSTREAM - 1.00%			4,568,581
CVR Refining LLC	339,500	REFINING - 2.75%
Ferrellgas Partners, L.P.	611,000	Calumet Specialty Products Partners L.P.	425,000
Suburban Propane Partners, L.P.	405,000	CITGO Petroleum Corporation	408,000
	1,355,500	MES Partners, Inc.	1,320,619
OIL FIELD SERVICES - 1.76%		MPLX LP	448,750
Avantech Testing Services LLC	-	Paragon Offshore plc.	70,000
Bonanza Creek Energy, Inc.	260,000	Tristar Global Energy Solutions, Inc.	1,052,308
California Resources Corporation	33,855		3,724,677
Hilcorp Energy Company	278,050	RETAILERS - 0.61%
Hornbeck Offshore Services, Inc.	340,000	Asbury Automotive Group, Inc.	333,498
Petroplex Inv Holdings LLC	17,785	Family Tree Escrow, LLC	161,460
Topaz Marine S.A.	454,850	HD Supply, Inc.	129,540
Weatherford International	360,000	Sally Beauty Holdings, Inc.	198,970
Welltec A/S	351,563		823,468
WPX Energy, Inc.	280,500	TECHNOLOGY - 2.68%
	2,376,603	Anixter, Inc.	165,000
OTHER - REITS - 0.37%		First Data Corporation	403,970
Duke Realty Limited Partnership	502,303	Jabil Circuit, Inc.	485,000

See Notes to Consolidated Financial Statements 42

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Industry Classification: (Continued)	Fair Value/ Market Value

Micron Technology, Inc.	$443,365
NXP BV/NXP Funding LLC	753,750
REVSpring, Inc.	253,399
Sabre GLBL, Inc.	618,128
Tech Data Corporation	505,972
3,628,584

TRANSPORTATION SERVICES - 2.92%
Hertz Corporation	224,730
MNX Holding Company	1,315,142
OPE KAG Finance Sub	496,875
Penske Corporation	520,047
Team Drive-Away Holdings LLC	856,077
VP Holding Company	533,713
3,946,584

WIRELESS - 0.71%
Sprint Corporation	111,794
Sprint Nextel Corporation	499,063
T-Mobile USA Inc.	350,139
960,996

WIRELINES - 0.30%
Frontier Communications Corporation	411,875
Total Investments - 108.16%	$146,391,681

See Notes to Consolidated Financial Statements 43

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History	Determination of Fair Value
2.

Babson Capital Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $91,744,170 (67.78% of net assets) as of December 31, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities - Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

44

2015 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities - Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities - Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

45

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2015.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Corporate Bonds	$65,642,825	Discounted Cash Flows	Discount Rate	9.6% to 20.8%	13.2%

	$2,015,247	Market Approach	Valuation Multiple	3.7x to 7.4x	6.4x

			EBITDA	-$2.0 million to $64 million	$4.2 million

Equity Securities	$23,879,185	Market Approach	Valuation Multiple	3.7x to 12.2x	7.9x

			Discount for lack of marketability	0% to 20%	0.2%

			EBITDA	-$2.0 million to $151.4 million	$18.7 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2015:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$89,198,213	$-	$21,540,141	$67,658,072
Common Stock - U.S.	7,806,723	-	-	7,806,723
Preferred Stock	6,609,176	-	-	6,609,176
Partnerships and LLCs	9,670,199	-	-	9,670,199
Public Securities
Bank Loans	159,578	-	159,578	-
Corporate Bonds	28,944,642	-	28,944,642	-
Common Stock - U.S.	4,362	4,362	-	-
Short-term Securities	3,998,788	-	3,998,788	-
Total	$146,391,681	$4,362	$54,643,149	$91,744,170

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

46

2015 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2014	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2015
Restricted Securities
Corporate Bonds	$59,265,205	$(1,852,446)	$25,046,000	$(4,546,874)	$(10,253,813)	$-	$-	$67,658,072
Common Stock - U.S.	8,548,845	2,251,897	687,613	(3,681,632)	-	-	-	7,806,723
Preferred Stock	6,123,833	1,512,241	309,493	(1,336,391)	-	-	-	6,609,176
Partnerships and LLCs	9,571,615	949,307	2,499,404	(3,350,127)	-	-	-	9,670,199
	$83,509,498	$2,860,999	$28,542,510	$(12,915,024)	$(10,253,813)	$-	$-	$91,744,170

There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$224,740	$-
Net realized gain on investments before taxes	317,384	-
Net change in unrealized appreciation of investments before taxes	2,318,875	361,387

B. Accounting for Investments:	D. Federal Income Taxes:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2015, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities

47

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2015, the Trust increased undistributed net investment income by $2,028,529, increased accumulated net realized gain on investments by $579,859, increased retained net realized gain on investments by $221,422 and decreased additional paid in capital by $2,829,811 to more accurately display the Trust's capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated statement of operations for the year ended December 31, 2015 were as follows:

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2015 were as follows:
Deferred tax assets:

Net operating loss	-

Total deferred tax assets	-
Less valuation allowance	-

Deferred tax asset	-

Deferred tax liabilities:
Unrealized gain/Cum. Diff. BA assets	509,088

Total deferred tax liabilities	509,088

Net deferred tax liability	($509,088)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2015.

A reconciliation of the differences between the PI Subsidiary Trust's income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2015 is as follows:

Income tax expense (benefit)			Amount	Percentage

Current:
Federal	$308,326	Provision for income taxes
State	32,918	at the U.S. federal rate	$398,200	34.00%
Total current	341,244
		State tax, net of federal effect	42,513	3.63%
Deferred:
Federal	89,874	Change in valuation allowance	-	0.00%
State	9,595
Total deferred	99,469	Rate revaluation	-	0.00%
Total income tax expense from continuing operations	$440,713
		Other	-	0.00%

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.		Total income tax expense on continuing operations	440,713	37.63%

		Discontinued operations income tax expense		0.00%
		Income tax expense	$440,713	37.63%

48

2015 Annual Report

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Each of the Trust's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

The components capital shown in the following table represent the Trust's undistributed net investment income, undistributed net capital gains, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2015, each of which is determined on a U.S. Federal tax basis:

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4.  Senior Indebtedness

MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2015, the Trust incurred total interest expense on the Note of $613,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.   Management estimates that the fair value of the Note was $15,366,600 as of December 31, 2015.

	Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation)on Securities and Other Investments
	$1,335,978	$-	$(551,274)	$(1,304,301)

	The tax character of distributions declared during the years ended December 31, 2015 and 2014 was as follows:

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

	Distributions paid from:		2015	2014
	Ordinary Income		$11,143,733	$9,866,694
	Long-term Capital Gains		$-	$1,236,130

3.	Investment Advisory and Administrative Services Contract				Management estimates that the fair value of the Note was $15,366,600 as of December 31, 2015.

A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

					5. Purchases and Sales of Investments

						For the year ended
						12/31/15
						Cost of	Proceeds from
						Investments	Sales or
						Acquired	Maturities
					Corporate restricted securities	$39,225,348	$29,903,563
					Corporate public securities	3,525,860	14,078,760

49

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

	The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2015. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2015 is $1,503,208 and consists of $11,070,599 appreciation and $12,573,807 depreciation. Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $509,088 on net unrealized gains on the PI Subsidiary Trust.			7.

Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2015, the Trust paid its Trustees aggregate remuneration of $228,600. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2015, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.   Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.   The Trust did not make any payments to Babson Capital for the year ended December 31, 2015, other than amounts payable to Babson Capital pursuant to the Contract.

6.	Quarterly Results of Investment Operations (Unaudited)
		March 31, 2015
		Amount	Per Share

	Investment income	$3,308,580			Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.
	Net investment income	2,704,752	$0.26
	Net realized and unrealized gain on
	investments (net of taxes)	3,245,428	0.31		The Trust did not make any payments to Babson Capital for the year ended December 31, 2015, other than amounts payable to Babson Capital pursuant to the Contract.

		June 30, 2015
		Amount	Per Share	8.	Certifications

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

	Investment income	$3,277,358
	Net investment income	2,625,104	$0.25
	Net realized and unrealized loss on
	investments (net of taxes)	(439,381)	(0.04)

		September 30, 2015
		Amount	Per Share
				9.	Subsequent Events
	Investment income	$2,725,624

The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2015, through the date that the financial statements were issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

	Net investment income	1,984,202	$0.19
	Net realized and unrealized loss on
	investments (net of taxes)	(1,623,667)	(0.16)

		December 31, 2015
		Amount	Per Share

	Investment income	$3,158,158
	Net investment income	2,448,755	$0.25
	Net realized and unrealized loss on
	investments(net of taxes)	(2,389,479)	(0.23)

50

2015 Annual Report

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Babson Capital Participation Investors:

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Participation Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Participation Investors as of December 31, 2015, the consolidated results of their operations and cash flows for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2016

51

Babson Capital Participation Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (58) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman	Term expires 2018; Trustee since 2009	President (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2

Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Babson Capital Corporate Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems.

*

Mr. Noreen is classified as an "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

52

2015 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (71) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993-2003) of the Trust.	95

Trustee (since 2003), President (1993-2003), Babson Capital Corporate Investors; Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*

Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

53

Babson Capital Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
William J. Barrett (76) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2018; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002-2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2

Trustee (since 2006), Babson Capital Corporate Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (58) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (59) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2013	Managing Director and General Partner (since 1993), Boston Ventures Management (private equity firm).	2

Trustee (since 2013), Babson Capital Corporate Investors; Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Member of the Board Overseers (2013-2014), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006-2012), Codman Academy Public Charter School.

54

2015 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Edward P. Grace III (65) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (Investment adviser).	2

Trustee (since 2012), Babson Capital Corporate Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe's, Inc. (restaurant chain).

Susan B. Sweeney (63) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	95

Trustee (since 2012), Babson Capital Corporate Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (59) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust / BT Securities.	2	Trustee (since 2007), Babson Capital Corporate Investors.

55

Babson Capital Participation Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years
Michael L. Klofas (55) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009

Vice President (1998-2009) of the Trust; President (since 2009), Vice President (1998-2009), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (51) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015

Associate Secretary (2008-2015) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Babson Capital Corporate Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson Capital; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (53) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005

Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Corporate Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (42) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006

Chief Compliance Officer (since 2006), Babson Capital Corporate Investors; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital.

Daniel J. Florence (43) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008

Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Corporate Investors; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson Capital.

*

Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 22, 2015.

56

2015 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years
Sean Feeley (48) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011

Vice President (since 2011), Babson Capital Corporate Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Robert M. Shettle (48) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2015

Vice President (since 2015), Babson Capital Corporate Investors; Managing Director (since 2006), Director (1998-2006), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*

Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 22, 2015.

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Babson Capital Participation Investors

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Members of the Board of Trustees
William J. Barrett President, W J Barrett Associates, Inc.	Michael H. Brown* Private Investor	Barbara M. Ginader Managing Director and General Partner Boston Ventures Management

Edward P. Grace President Phelps Grace International, Inc	Robert E. Joyal Retired President, Babson Capital Management LLC	Clifford M. Noreen President, Babson Capital Management LLC

Susan B. Sweeney* Private Investor	Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Michael L. Klofas President	James M. Roy Vice President & Chief Financial Officer

Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Robert M. Shettle Vice President

Daniel J. Florence Treasurer	Melissa M. LaGrant Chief Compliance Officer

* Member of the Audit Committee

Babson Capital PARTICIPATION INVESTORS 2015 Annual Report
PI6370

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Audit Fees	$71,000	$64,500
Audit-Related Fees	0	0
Tax Fees	45,665	46,200
All Other Fees	0	0
Total Fees	$116,665	$110,700

Non-Audit Fees Billed to Babson and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Audit-Related Fees	$1,393,808	$1,268,006
Tax Fees	333,000	140,000
All Other Fees	23,100	0
Total Fees	$1,749,908	$1,408,006

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant and Babson, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant and Babson.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2015, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2014 and 2015 for the Registrant and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2014 fees billed represent final 2014 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2015 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2015 Annual Form N-CSR, but are now properly included in the 2014 fees billed to the Registrant, Babson and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson"). A summary of Babson's proxy voting policies and procedures are set forth below.

Summary of Babson's Proxy Voting Policy:

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, Babson engages a proxy service provider (the "Service Provider") that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxies. Babson's Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson will vote in accordance with the Research Provider's proxy voting guidelines (the "Guidelines"). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider's recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Babson can vote, in whole or in part, against the Research Provider's recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson or a Babson associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson's Proxy Voting Procedures:

Babson will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider's recommendations or Guidelines, unless (i) Babson is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a "Proxy Analyst") determines that it is in the client's best interests to vote against the Research Provider's recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, Proxy Administrator will vote the proxy in accordance with the Proxy Analyst's recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client's best interests.

No associate, officer, director or board of managers/directors of Babson or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson's Chief Compliance Officer or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson's Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson in accordance with Babson's Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Babson should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Babson will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Babson will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson's Proxy Voting Policy and information about how Babson voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson. Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College.  He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. Klofas also presently serves as President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson investment professional (together with the Portfolio Manager, the "Portfolio Team").

Robert M. Shettle is responsible for overseeing the investment of the Registrant's portfolio. Mr. Shettle has served as a Vice President of the Registrant and of Babson Capital Corporation Investors, another closed-end management company advised by Babson, since 2015. He has over 17 years of industry experience and currently serves as a Managing Director of Babson and Head of the North America Mezzanine and Private Equity Group. He focuses on originating, analyzing, structuring and documenting mezzanine and private equity investments and private equity fund investments. He joined MassMutual/Babson in 1998. Prior to joining Babson, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting. Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute. He is also a Chartered Financial Analyst.

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A) (B)	ADVISORY FEE	FEE ACCOUNTS (A) (B)

Eric	Registered	0	N/A	0	N/A
Lloyd (C) (D)	Investment
	Companies

	Other Pooled	1	$86.5	0	N/A
	Investment
	Vehicles

	Other	2	$74.7	0	N/A
	Accounts

Sean	Registered	8	$1,496.7	0	N/A
Feeley (C)	Investment
	Companies

	Other Pooled	3	$3,385.6	0	N/A
	Investment
	Vehicles

	Other	9	$1,317.6	0	N/A
	Accounts (E)

Michael L.	Registered	1	$313.6	0	N/A
Klofas (C)	Investment
	Companies

	Other Pooled	6	$635.4	0	N/A
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (F)

Robert M.	Registered	1	$313.6	0	N/A
Shettle (C)	Investment
	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (F)

(A)	Account asset size has been calculated as of December 31, 2015.

(B)	Asset size in millions.

(C)	Represents accounts advised by Babson over which Messrs. Lloyd, Feeley, Klofas, and Shettle have day-to-day management responsibilities.

(D)

Mr. Lloyd, as head of Babson's Global Private Finance Group, has overall responsibility for all private placement mezzanine assets managed by Babson. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of the other accounts managed by Babson's Global Private Finance Group.

(E)

Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

(F)

Messrs. Klofas and Shettle manage the private placement mezzanine debt securities of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson and/or an affiliate has an investment in one or more of such accounts. Babson has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: Babson or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson's fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson is entitled to earn a performance or incentive fee. As a result, Babson has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson's fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson advisory clients during or after the original syndication. Babson advisory clients may purchase such loans directly from Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients' best interests. To address this conflict of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson's fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC ("MMLISI"), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered investment adviser and broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson advisory client directs Babson to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson may invest client assets in securities or other investments that are also held by (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates. Babson may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

Babson or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson or an affiliate, (ii) in which Babson, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson advised fund or other investment company will be consistent with Babson's fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. Babson may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson or its affiliates and/or share in the performance or incentive fees received by Babson from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory account. Any investment by a Babson employee in one of its private funds is also governed by Babson's Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson's Code of Ethics, as summarized above.

Management of Multiple Accounts: As noted above, Babson's portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson or its affiliates or where the portfolio manager, Babson and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson or its affiliates a performance-based fee or the portfolio manager, Babson or an affiliate has an ownership or other economic interest in the account. As noted above, Babson also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson's other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 - Brokerage Practices, Investment Allocation Policy. In addition, as noted above, to address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory accounts. Any investment by a Babson employee in one of its private funds is also governed by Babson's Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson's Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Babson and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, "front run" an account's trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson is consistent with Babson's fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular account as a result of the ownership or economic interest of Babson, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson purchasing securities not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Babson purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Babson purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson's interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client's transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson has adopted a Best Execution Policy and a Directed Brokerage Policy which are summarized below under Item 12 - Brokerage Practices, Broker Selection/Recommendations and Directed Brokerage.

Babson and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Babson are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm's continuing effort to monitor retention, Babson participates in annual compensation surveys of investment management firms to ensure that Babson's compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Babson, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP. As of December 31, 2015, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	None
Sean Feeley	None
Michael L. Klofas	None
Robert M. Shettle	None

* Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2016

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 9, 2016